Capital management (Tables)	12 Months Ended
Dec. 31, 2024
Capital Management
Schedule of Debt to Capital Ratio

The debt to capital ratios as of December 31, 2024 and 2023 were as follows:

	As of	As of
	December 31, 2024	December 31, 2023
Total borrowings	$10,037,520	$7,945,127
Less: Cash and cash equivalents	(649,106)	(559,462)
Net debt	9,388,414	7,385,665
Total equity	12,999,263	11,852,248
Total capital	$22,387,677	$19,237,913
Gearing ratio	42%	38%